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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement of Merit Medical Systems, Inc. on Form S-8 of our report dated February 27, 2004, appearing in the Annual Report on Form 10-K of Merit Medical Systems, Inc. for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP
Salt Lake City, Utah
June 9, 2004

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM